Exhibit 99.2

PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated combined statement of condition as of September 30, 2007 and the unaudited pro forma consolidated combined statements of income for the nine months ended September 30, 2007 and the year ended December 31, 2006 give effect to the merger.

The unaudited pro forma consolidated combined financial information is based on the historical consolidated financial statements of Union Bankshares Company and Camden National Corporation under the assumptions and adjustments set forth in the accompanying notes. The unaudited pro forma consolidated combined balance sheet gives effect to the merger as if the merger had been consummated at September 30, 2007. The unaudited pro forma consolidated combined statements of income give effect to the merger as if the merger had been completed at the beginning of the periods presented.

You should read the unaudited pro forma consolidated combined financial statements in conjunction with the historical consolidated financial statements of Union Bankshares Company that are either incorporated by reference or appear elsewhere in this document. The pro forma information is not necessarily indicative of the combined financial position or the results of operations in the future or of the combined financial position or the results of operations that would have been realized had the merger been consummated during the periods or as of the dates for which the pro forma information is presented.

Camden National Corporation and Union Bankshares Company

Unaudited Pro Forma Consolidated Combined Statement of Condition

(dollars in thousands)

	At September 30, 2007
	Camden National Corporation	Union Bankshares Company	Pro Forma Adjustments		Pro Forma Camden National Corporation
ASSETS
Cash and due from banks	$35,833	$11,554	$(30,217	)(A)	$17,170
Securities available for sale, at market	424,158	126,074	(751	)(B)	549,481
Securities held to maturity	34,277	1,683	—		35,960
Residential mortgages held for sale	—	286	—		286

Loans	1,174,311	375,375	(6,215	)(C)	1,543,471
Less allowance for loan and lease losses	(13,925)	(4,286)	—		(18,211)

Total loans, net	1,160,386	371,089	(6,215)		1,525,260

Bank premises and equipment	19,728	8,661	568	(D)	28,957
Bank-owned life insurance	22,279	9,384	—		31,663
Core deposit intangible	534	—	5,020	(E)	5,554
Goodwill	3,991	6,305	(6,305	)(F)	41,545
			37,554	(F)
Other assets	46,640	15,643	695	(G)	63,731
			753	(H)

Total assets	$1,747,826	$550,679	$1,102		$2,299,607

LIABILITIES
Deposits:
Demand	$160,516	$48,799	$—		$209,315
NOW	131,254	79,876	—		211,130
Money market	293,700	41,730	—		335,430
Savings	89,512	54,841	—		144,353
Certificates of deposit	502,434	117,522	470	(I)	620,426

Total deposits	1,177,416	342,768	470		1,520,654
Borrowings from Federal Home Loan Bank	263,084	130,154	1,237	(J)	394,475
Other borrowed funds	140,278	19,093	—		159,371
Junior subordinated debentures	36,083	8,248	(1,320	)(K)	43,011
Accrued interest and other liabilities	16,856	7,167	1,195	(L)	24,464
			(363	)(M)
			(391	)(N)

Total liabilities	$1,633,717	$507,430	$828		$2,141,975

SHAREHOLDERS’ EQUITY
Common stock	2,531	13,335	(13,335	)(O)	2,531
Surplus	2,538	352	(352	)(O)	46,061
			43,523	(O)
Retained earnings	111,861	30,869	(30,869	)(O)	111,861
Accumulated other comprehensive loss:
Net unrealized losses on securities available for sale, net of tax	(2,056)	(870)	870	(P)	(2,056)
Net unrealized losses on post-retirement plans, net of tax	(765)	(437)	437	(P)	(765)

Total accumulated other comprehensive loss	(2,821)	(1,307)	1,307		(2,821)

Total shareholders’ equity	114,109	43,249	274		157,632

Total liabilities and shareholders’ equity	$1,747,826	$550,679	$1,102		$2,299,607

Camden National Corporation and Union Bankshares Company

Unaudited Pro Forma Consolidated Combined Statement of Income

(dollars in thousands, except per share data)

	For the nine months ended September 30, 2007
	Camden National Corporation	Union Bankshares Company	Pro Forma Adjustments		Pro Forma Camden National Corporation
Interest Income
Interest and fees on loans	$64,162	$18,535	$1,206	(C)	$83,903
Interest on investments	16,835	5,162	141	(B)	22,138

Total interest income	80,997	23,697	1,347		106,041

Interest Expense
Interest on deposits	27,849	6,712	(315	)(I)	34,246
Interest on borrowed funds	16,198	6,081	(489	)(J)	21,889
			99	(K)

Total interest expense	44,047	12,793	(705)		56,135

Net interest income	36,950	10,904	2,052		49,906

Provision for Loan and Lease Losses	100	70	—		170

Net interest income after provision for loan and lease losses	36,850	10,834	2,052		49,736

Non-interest Income
Service charges on deposit accounts	2,582	1,382	—		3,964
Other service charges and fees	1,380	638	—		2,018
Income from fiduciary and financial services	3,668	2,081	—		5,749
Life insurance earnings	603	266	—		869
Gain on sale of securities	—	38	—		38
Other income	1,183	497	(299	)(G)	1,381

Total non-interest income	9,416	4,902	(299)		14,019

Non-interest Expenses
Salaries and employee benefits	13,894	7,009	—		20,903
Net occupancy	2,012	1,277	12	(D)	3,301
Furniture, equipment and data processing	1,718	1,002	—		2,720
Amortization of core deposit intangible	642	—	377	(E)	1,019
Other expenses	7,200	2,707	56	(H)	9,963

Total non-interest expenses	25,466	11,995	445		37,906

Income before income taxes	20,800	3,741	1,308		25,849
Income Taxes	6,077	915	458	(Q)	7,450

Net Income	$14,723	$2,826	$850		$18,399

Per Share Data
Basic earnings per share	$2.24	$2.65			$2.36
Diluted earnings per share	$2.24	$2.65			$2.36
Average Common Shares Outstanding	6,571,836	1,064,826	1,222,364	(N)	7,794,200

Camden National Corporation and Union Bankshares Company

Unaudited Pro Forma Consolidated Combined Statement of Income

(dollars in thousands, except per share data)

	For the year ended December 31, 2006
	Camden National Corporation	Union Bankshares Company	Pro Forma Adjustments		Pro Forma Camden National Corporation
Interest Income
Interest and fees on loans	$87,335	$23,169	$1,608	(C)	$112,112
Interest on investments	19,903	6,464	188	(B)	26,555

Total interest income	107,238	29,633	1,796		138,667

Interest Expense
Interest on deposits	35,017	6,898	(420	)(I)	41,495
Interest on borrowed funds	18,031	8,056	(652	)(J)	25,567
			132	(K)

Total interest expense	53,048	14,954	(940)		67,062

Net interest income	54,190	14,679	2,736		71,605

Provision for Loan and Lease Losses	2,208	—	—		2,208

Net interest income after provision for loan and lease losses	51,982	14,679	2,736		69,397

Non-interest Income
Service charges on deposit accounts	3,436	1,940	—		5,376
Other service charges and fees	1,646	1,133	—		2,779
Income from fiduciary services	4,455	2,491	—		6,946
Brokerage and insurance commissions	469	—	—		469
Life insurance earnings	800	356	—		1,156
Gain on sale of securities	—	(112)	—		(112)
Other income	823	227	(398	)(G)	652

Total non-interest income	11,629	6,035	(398)		17,266

Non-interest Expenses
Salaries and employee benefits	17,980	9,184	—		27,164
Net occupancy	2,500	1,546	16	(D)	4,062
Furniture, equipment and data processing	2,202	1,330	—		3,532
Amortization of core deposit intangible	864	47	502	(E)	1,413
Other expenses	10,678	3,542	75	(H)	14,295

Total non-interest expenses	34,224	15,649	593		50,466

Income before income taxes	29,387	5,065	1,745		36,197
Income Taxes	9,111	1,264	611	(Q)	10,986

Net Income	$20,276	$3,801	$1,134		$25,211

Per Share Data
Basic earnings per share	$2.93	$3.50			$3.10
Diluted earnings per share	$2.93	$3.50			$3.10
Average Common Shares Outstanding	6,919,579	1,084,689	1,222,364	(N)	8,141,943

Notes to Unaudited Pro Forma Financial Statements

A reconciliation of the consideration paid by Camden National Corporation over Union Bankshares Company’s net assets acquired (“goodwill”) is as follows:

Purchase Price	(in thousands)
Cash Consideration	$29,016
Camden National Corporation common stock issued	43,523
Transaction costs	1,201

Total purchase price	$73,740

Purchase accounting adjustments	(in thousands)
Union’s total assets at September 30, 2007	$550,679
Union’s goodwill	(6,305)
Union’s total liabilities at September 30, 2007	(507,430)

Adjusted net assets acquired	$36,944

Calculation of goodwill	(in thousands)
Total purchase price	$73,740
Adjusted net assets acquired	(36,944)

Excess of purchase price over adjusted net assets acquired	$36,796

The excess of the total purchase price over the adjusted net assets acquired was allocated to assets and liabilities as follows:

(in thousands)
Securities	$(751)
Loans	(6,215)
Bank premise and equipment	568
Mortgage servicing rights	695
Core deposit intangible	5,020
Goodwill	37,554
Certificates of deposit	(470)
Borrowings	(1,237)
Junior subordinated debentures	1,320
Transaction related liabilities	(1,195)
Post-retirement benefit plans	363
Trust customer relationships	753
Net tax asset	391

Total excess of purchase price over adjusted net assets acquired	$36,796

(A)	Adjustment to recognize the $30.2 million in cash consideration paid to complete the merger, including $29.0 million paid to Union Bankshares shareholders and $1.2 million in transaction costs.
(B)	Fair value adjustment to Union Bankshares’ investments. The pro forma combined income statement impact for the adjustment resulted in an increase to interest income of $141,000 and $188,000 for the nine months ended September 30, 2007 and for the year ended December 31, 2006, respectively.
(C)	Fair value adjustment to Union Bankshares’ loan portfolio. The adjustment will be recognized as an increase of yield over the remaining life of the individual loans. The expected weighted average life of the loans is 3.5 years. The pro forma combined income statement impact for the fair value adjustment resulted in an increase to interest income of $1,206,000 and $1,608,000 for the nine months ended September 30, 2007 and for the year ended December 31, 2006, respectively.
(D)	Fair value adjustment to Union Bankshares’ bank premise and property. The fair value adjustment of acquired bank premise and property will be depreciated over the estimated useful life. The pro forma combined income statement impact for the fair value adjustment resulted in an increase to depreciation expense of $12,000 and $16,000 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.

(E)	Adjustment to record the core deposit intangible related to the merger. The fair value adjustment of core deposit intangible will be recognized straight-line over a ten year period as an increase in non-interest expense. The pro forma impact from the core deposit intangible resulted in an increase to non-interest expense of $377,000 and $502,000 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.
(F)	Adjustment to eliminate the Union Bankshares goodwill and record goodwill resulting from the merger. See purchase price allocation above for more information.
(G)	Fair value adjustment to Union Bankshares mortgage servicing rights. The pro forma combined income statement impact for the adjustment resulted in a decrease to other non-interest income of $299,000 and $398,000 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.
(H)	Fair value adjustment to record trust relationship intangible, which will be amortized straight-line over 10 years. The pro forma income statement impact for the adjustment resulted in an increase to non-interest expense of $56,000 and $75,000 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.
(I)	Fair value adjustment to Union Bankshares interest bearing time deposits, which will be recognized over the remaining life of the time deposits. The pro forma combined income statement impact for the adjustment resulted in a decrease to interest expense of $315,000 and $420,000 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.
(J)	Fair value adjustment to Union Bankshares borrowings, which will be recognized over the remaining maturity of the marked borrowings. The combined income statement impact for the adjustment resulted in a decrease to interest expense of $489,000 and $652,000 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.
(K)	Fair value adjustment to Union Bankshares junior subordinated debentures. The fair value adjustment will be recognized on a straight-line basis over ten years. The pro forma combined income statement impact for the adjustment resulted in an increase to interest expense of $99,000 and $132,000 for the nine months ended September 30, 2007 and the year ended December 31, 2006, respectively.
(L)	Adjustment to record transaction related liabilities net of income taxes, including executive change of control agreements, other personnel related liabilities and contract termination fees.
(M)	Fair value adjustment to record the decrease in the post-retirement liability, which includes post-retirement medical and split-dollar life insurance policies.
(N)	Adjustment to record net deferred tax asset for fair value adjustments.
(O)	Adjustment to eliminate Union Bankshares stockholders’ equity and to record the issuance of Camden National Corporation common stock. The merger resulted in the issuance of 1.2 million shares of Camden National Corporation common stock, in addition to cash consideration. The issuance of the Camden National Corporation common stock is recognized in the pro forma balance sheet at a value of $35.59 per share.
(P)	Change in other comprehensive income to reflect the fair value adjustments in the balance sheet.
(Q)	Income tax expense on the pro forma adjustments to the statements of income is calculated at 35%.